                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  March 30, 2006
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   ML-CFC Commercial Mortgage Trust 2006-1 (Exact name of the Issuing Entity)
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           Commission File Number of the Issuing Entity: 333-126218-04

                      Merrill Lynch Mortgage Lending, Inc.
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             (Exact Name of the Sponsor as Specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
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           (Exact name of the Registrant as specified in its charter)
              Commission File Number of the Registrant: 333-126218

 Delaware                              333-126218-04            13-3416059
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(State or Other Jurisdiction           (Commission            (IRS Employer
of Incorporation)                       File Number)       Identification No.)

4 World Financial Center, 10th Floor
250 Vesey Street, New York, New York                             10080
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code  (212) 449-1000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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         On March 30, 2006, a pooling and servicing agreement, dated as of March
1, 2006 (the "Pooling and Servicing Agreement"), was entered into by and among
Merrill Lynch Mortgage Investors, Inc., as depositor (the "Registrant"),
Wachovia Bank, National Association, as master servicer, Midland Loan Services,
Inc., as special servicer, and LaSalle Bank National Association, as trustee.
The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled ML-CFC Commercial Mortgage Trust
2006-1 (the "ML-CFC Commercial Mortgage Trust 2006-1"), Commercial Mortgage
Pass-Through Certificates, Series 2006-1 (the "Certificates"). Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-3FL,
Class A-3B, Class A-SB, Class A-4, Class A-1A, Class AM, Class AJ, Class B,
Class C and Class D (collectively, the "Publicly-Offered Certificates"), were registered under the Registrant's registration statement on Form S-3
(Registration No. 333-126218). The Publicly-Offered Certificates were sold to
Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"),
Countrywide Securities Corporation, EHY Securities (USA), LLC, Banc of America
Securities LLC, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters"), pursuant to an underwriting agreement dated as of March 22, 2006 (the "Underwriting Agreement"), between the Registrant and
Merrill Lynch (for itself and as representative of the other Underwriters).
Certain of the mortgage loans backing the Publicly-Offered Certificates (the
"MLML Mortgage Loans") were acquired by the Registrant from Merrill Lynch
Mortgage Lending, Inc. ("MLML") as seller pursuant to a mortgage loan purchase agreement dated as of March 1, 2006 (the "MLML Mortgage Loan Purchase
Agreement"). Certain other of the mortgage loans backing the Publicly-Offered
Certificates (the "Countrywide Mortgage Loans") were acquired by the Registrant from Countrywide Commercial Real Estate Finance, Inc. ("Countrywide") as seller pursuant to a mortgage loan purchase agreement dated as of March 1, 2006 (the
"Countrywide Mortgage Loan Purchase Agreement"). The remaining mortgage loan backing the Publicly-Offered Certificates (the "Eurohypo Mortgage Loan"; the
MLML Mortgage Loans, the Countrywide Mortgage Loans and the Eurohypo Mortgage
Loan, collectively, the "Mortgage Loans") was acquired by the Registrant from
Eurohypo AG, New York Branch ("Eurohypo") as seller pursuant to a mortgage loan purchase agreement dated as of March 1, 2006 (the "Eurohypo Mortgage Loan
Purchase Agreement"; the MLML Mortgage Loan Purchase Agreement, the Countrywide
Mortgage Loan Purchase Agreement and the Eurohypo Mortgage Loan Purchase
Agreement, collectively, the "Mortgage Loan Purchase Agreements").

         Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (MLML, Countrywide or Eurohypo, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

         Certain of the terms and conditions of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
have been described in a filing previously made on March 27, 2006 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the
Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-126218-04, for the ML-CFC Commercial Mortgage

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Trust 2006-1, and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing
Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements
will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the ML-CFC Commercial Mortgage Trust 2006-1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  April 3, 2006

                               MERRILL LYNCH MORTGAGE INVESTORS, INC.

                               By:      /s/ David M. Rodgers
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                                      Name:  David M. Rodgers
                                      Title: Executive Vice President,
                                             Chief Officer in Charge of
                                             Commercial Mortgage Securitization

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